AGREEMENT
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Deborah McMillion-Nering ('Artist'), whose address is 3524 E. Verbena Dr.,
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Phoenix, Az. 85044; and Innovatia, Inc., a Colorado corporation dba Broadcast Art Show ('BAS'), 5655 S. Yosemite St. #109 Greenwood Village, Co. 80111; for mutual consideration hereby acknowledged, do agree as follows:

     1. Artist warrants that he/she is the sole owner of the below-described art work(s), and that they are his/her original work;
     2. Artist grants unto BAS the full authority to receive, possess, and display the subject art work on a company-generated printing for a one time fee of $25, if selected.
     3. BAS agrees to furnish Artist with five copies of any printed pieces using the subject artwork at no charge, and authorizes Artist to list such materials in any resume or list of publications without notice to BAS.
     4. Artist further authorizes the display of the subject art works on www.broadcastartshow.com as a sample of art to be shown publicly. This
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          authority is limited to one year and is revocable by artist upon written notice at any time.


Agreed to this 28th day of August, 2001


/s/ Deborah McMillion-Nering
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Artist


/s/ Bruce Penrod for Innovatia, Inc.
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Bruce Penrod, V. Pres., Innovatia, Inc (dba Broadcast Art Show)


Subject Art:  Collard Queens, The Magnificent Spiral for print; other small
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files on www.darkthirty.net for use on "Sample Art"
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